POLICIES

RESOLVED, that the Board of Directors approve the following rules for equity awards granted under the 2006 Stock Incentive Plan, once the plan is approved by shareholders.

Change in Control. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(i)	any and all outstanding Options granted to the Chief Executive Officer, Chief Financial Officer and any other position that the Committee approves in advance and which approval is stated in their respective option agreements, will become immediately exercisable, after a Change in Control and upon the individual’s termination for any reason other than cause after a Change in Control, and will remain exercisable throughout their entire term; and

(ii)	any Restriction Periods or other restrictions imposed on Restricted Stock, granted to the Chief Executive Officer, Chief Financial Officer and any other position that the Committee approves in advance, and which approval is stated in their respective restricted stock agreements, will lapse, after a Change in Control and upon the individual’s termination for any reason other than cause after a Change in Control.

Grants of Stock Options to Section 16 Employees. Upon termination of a Section 16 Employee’s service with the Company for any reason other than Death, Disability or Retirement, any Option held by such Section 16 Employee may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after one year after such termination, or the expiration of the stated term of the Option, whichever period is the shorter. Options that are not exercisable at the time of such termination of Service shall expire at the close of business on the date of such termination. In the event a Section 16 Employee’s Service with the Company is terminated for Cause, all unexercised Options granted to such Section 16 Employee shall immediately terminate.

Grants of Stock Options to Non-Employee Directors. Each Non-Employee Director upon termination of such Director’s service as a Director of the Company after the Director has served more than five years on the Board of the Company, the unexercised portion of an Option held by such Director shall be exercisable through the original term of the option. Upon termination of such Director’s service as a Director of the Company before the Director has served more than five years on the Board of Directors, the unexercised portion of an Option held by such Director shall be exercisable for a period of one year after termination. Any Options granted to a Non-Employee Director shall be administered in accordance with the terms of the Plan solely by the Board of Directors and not by the Committee. Nothing herein shall limit the right of the Board of Directors to issue Stock Options to any Non-Employee Director under the terms of the Plan. A director year starts as of the annual meeting date and ends the day before the next year’s annual meeting date.

Awards to Non-Employee Directors. Any Restricted Stock or RSUs awarded to a Non-Employee Director shall be administered in accordance with the terms of this Plan solely by the Board of Directors and not by the Committee. As applied to Non-Employee Directors, the terms “Service” as used in the Plan shall mean service on the Board of Directors.

Non-Employee Directors. For purposes of these rules, the term “Non-Employee Director” means “non-employee director as defined in Rule 16b-3 adopted puruant to the Securities Exchange Act of 1934, as amended.

FORM OF EMPLOYEE STOCK OPTION AGREEMENT

PLATO LEARNING, INC.
EMPLOYEE STOCK OPTION AGREEMENT

PLATO Learning, Inc., a Delaware corporation (the “Company”), hereby grants to [Name of Optionee] (the “Employee”) on this [day] day of [month], [year] (the “Option Date”), pursuant to the provisions of the PLATO Learning, Inc. 2006 Stock Incentive Plan (the “Plan”), a non-qualified stock option (the “Option”) to purchase from the Company [shares] shares of its Common Stock, $.01 par value (“Stock”), at the price of [$price] per share upon and subject to the terms and conditions set forth below.

1. Option Subject to Acceptance of Agreement.

The Option shall be forfeited unless the Employee shall accept this Agreement by executing it in the space provided below and return it to the Company within 60 days following the Option Date.

2. Time and Manner of Exercise of Option.

2.1 Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after 5:00 p.m., Minneapolis time, on the date, which is eight (8) years after the Option Date (the “Expiration Date”).

2.2 Exercise of Option. Except as otherwise provided in the Plan, the Option shall become exercisable with respect to (i) 25% of the aggregate number of shares of Stock subject to the Option on [date] (the “First Exercise Date”); (ii) with respect to 50% of the aggregate number of shares subject to the Option on [date] (the “Second Exercise Date”); (iii) with respect to 75% of the aggregate number of shares subject to the Option on [date] (the “Third Exercise Date”); and (iv) with respect to 100% of the aggregate number of shares subject to the Option on [date] (the “Fourth Exercise Date”) (the First Exercise Date, the Second Exercise Date, the Third Exercise Date, and the Fourth Exercise Date each being referred to herein as an “Exercise Date”).

2.3 Method of Exercise. Subject to the limitations set forth in this Agreement, the Option may be exercised (i) by giving written notice to the Secretary of the Company or the Secretary’s designee, specifying the number of whole shares to be purchased and accompanied by the payment therefore in full in cash or, if permitted by the Compensation Committee, (A) in previously owned whole shares of Stock (for which the Employee has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (B) in cash by a broker-dealer to whom the Employee has submitted an irrevocable notice of exercise, or (C) a combination of cash and Stock as described in this Section; and (ii) by executing such documents as the Company may reasonably request. No shares shall be issued until the full purchase price and all applicable taxes have been paid.

2.4 Termination of Option. In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate on its Expiration Date, or earlier to the extent not exercised pursuant to Section 2.2 and pursuant to Section 6.10 of the Plan. In the event that the Employee shall forfeit rights to purchase all or a portion of the shares to which this Option relates, the Employee shall, within 10 days of the date of the Company’s written request, return this Agreement to the Company for cancellation.

3. Additional Terms and Conditions of Option.

3.1 Withholding Taxes. As a condition precedent to any exercise of the Option, the Employee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required to withhold, under all applicable federal, state or local laws or regulations. The employee will recognize ordinary income at the time of exercise in an amount equal to the excess, if any, of the fair market value of a share of Common Stock at the time of exercise over the option price, multiplied by the number of shares as to which the option is exercised. The Employee may elect, by written notice to the Company, to satisfy part or all of the withholding tax requirements associated with the exercise by delivering to the Company from shares of Stock already owned by the Employee, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Employee under this Section 3.1. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

3.2 Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Employee hereby acknowledges receipt of a copy of the Plan.

PLATO LEARNING, INC.

By:

[Company Executive]

Accepted this      day of

     , 200

[Name of Optionee]

FORM OF EMPLOYEE STOCK OPTION AGREEMENT – SECTION 16

PLATO LEARNING, INC.
EMPLOYEE STOCK OPTION AGREEMENT
SECTION 16 EMPLOYEES

PLATO Learning, Inc., a Delaware corporation (the “Company”), hereby grants to [Name of Optionee] (the “Employee”) on this [day] day of [month], [year] (the “Option Date”), pursuant to the provisions of the PLATO Learning, Inc. 2006 Stock Incentive Plan (the “Plan”), a non-qualified stock option (the “Option”) to purchase from the Company [shares] shares of its Common Stock, $.01 par value (“Stock”), at the price of [$price] per share upon and subject to the terms and conditions set forth below.

1. Option Subject to Acceptance of Agreement.

The Option shall be forfeited unless the Employee shall accept this Agreement by executing it in the space provided below and return it to the Company within 60 days following the Option Date.

2. Time and Manner of Exercise of Option.

2.1 Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after 5:00 p.m., Minneapolis time, on the date, which is eight (8) years after the Option Date (the “Expiration Date”).

2.2 Exercise of Option. Except as otherwise provided in the Plan, the Option shall become exercisable with respect to (i) 25% of the aggregate number of shares of Stock subject to the Option on [date] (the “First Exercise Date”); (ii) with respect to 50% of the aggregate number of shares subject to the Option on [date] (the “Second Exercise Date”); (iii) with respect to 75% of the aggregate number of shares subject to the Option on [date] (the “Third Exercise Date”); and (iv) with respect to 100% of the aggregate number of shares subject to the Option on [date] (the “Fourth Exercise Date”) (the First Exercise Date, the Second Exercise Date, the Third Exercise Date, and the Fourth Exercise Date each being referred to herein as an “Exercise Date”).

2.3 Method of Exercise. Subject to the limitations set forth in this Agreement, the Option may be exercised (i) by giving written notice to the Secretary of the Company or the Secretary’s designee, specifying the number of whole shares to be purchased and accompanied by the payment therefore in full in cash or, if permitted by the Compensation Committee, (A) in previously owned whole shares of Stock (for which the Employee has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (B) in cash by a broker-dealer to whom the Employee has submitted an irrevocable notice of exercise, or (C) a combination of cash and Stock as described in this Section; and (ii) by executing such documents as the Company may reasonably request. No shares shall be issued until the full purchase price and all applicable taxes have been paid.

2.4 Termination of Option. In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate on its Expiration Date, or earlier to the extent not exercised pursuant to Section 2.2 and pursuant to Section 6.10 of the Plan. Upon termination of such Employee’s service with the Company for any reason other than Death, Disability or Retirement, any Option held by such Employee may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after one year after such termination, or the expiration of the stated term of the Option, whichever period is the shorter. Options that are not exercisable at the time of such termination of Service shall expire at the close of business on the date of such termination. In the event an Employee’s Service with the Company is terminated for Cause, all unexercised Options granted to such Employee shall immediately terminate. In the event that the Employee shall forfeit rights to purchase all or a portion of the shares to which this Option relates, the Employee shall, within 10 days of the date of the Company’s written request, return this Agreement to the Company for cancellation.

3. Additional Terms and Conditions of Option.

3.1 Withholding Taxes. As a condition precedent to any exercise of the Option, the Employee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required to withhold, under all applicable federal, state or local laws or regulations. The employee will recognize ordinary income at the time of exercise in an amount equal to the excess, if any, of the fair market value of a share of Common Stock at the time of exercise over the option price, multiplied by the number of shares as to which the option is exercised. The Employee may elect, by written notice to the Company, to satisfy part or all of the withholding tax requirements associated with the exercise by delivering to the Company from shares of Stock already owned by the Employee, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Employee under this Section 3.1. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

3.2 Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Employee hereby acknowledges receipt of a copy of the Plan.

PLATO LEARNING, INC.

By:

[Company Executive]

Accepted this      day of

     , 200

[Name of Optionee]

FORM OF EMPLOYEE STOCK OPTION AGREEMENT — Double Trigger Change in Control

PLATO LEARNING, INC.
EMPLOYEE STOCK OPTION AGREEMENT
Double Trigger Change in Control

PLATO Learning, Inc., a Delaware corporation (the “Company”), hereby grants to [Name of Optionee] (the “Employee”) on this [day] day of [month], [year] (the “Option Date”), pursuant to the provisions of the PLATO Learning, Inc. 2006 Stock Incentive Plan (the “Plan”), a non-qualified stock option (the “Option”) to purchase from the Company [shares] shares of its Common Stock, $.01 par value (“Stock”), at the price of [$price] per share upon and subject to the terms and conditions set forth below.

1. Option Subject to Acceptance of Agreement.

The Option shall be forfeited unless the Employee shall accept this Agreement by executing it in the space provided below and return it to the Company within 60 days following the Option Date.

2. Time and Manner of Exercise of Option.

2.1 Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after 5:00 p.m., Minneapolis time, on the date, which is eight (8) years after the Option Date (the “Expiration Date”).

2.2 Exercise of Option. Except as otherwise provided in the Plan, the Option shall become exercisable with respect to (i) 25% of the aggregate number of shares of Stock subject to the Option on [date] (the “First Exercise Date”); (ii) with respect to 50% of the aggregate number of shares subject to the Option on [date] (the “Second Exercise Date”); (iii) with respect to 75% of the aggregate number of shares subject to the Option on [date] (the “Third Exercise Date”); and (iv) with respect to 100% of the aggregate number of shares subject to the Option on [date] (the “Fourth Exercise Date”) (the First Exercise Date, the Second Exercise Date, the Third Exercise Date, and the Fourth Exercise Date each being referred to herein as an “Exercise Date”).

2.3 Method of Exercise. Subject to the limitations set forth in this Agreement, the Option may be exercised (i) by giving written notice to the Secretary of the Company or the Secretary’s designee, specifying the number of whole shares to be purchased and accompanied by the payment therefore in full in cash or, if permitted by the Compensation Committee, (A) in previously owned whole shares of Stock (for which the Employee has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (B) in cash by a broker-dealer to whom the Employee has submitted an irrevocable notice of exercise, or (C) a combination of cash and Stock as described in this Section; and (ii) by executing such documents as the Company may reasonably request. No shares shall be issued until the full purchase price and all applicable taxes have been paid.

2.4 Termination of Option. In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate on its Expiration Date, or earlier to the extent not exercised pursuant to Section 2.2 and pursuant to Section 6.10 of the Plan. Upon termination of such Employee’s service with the Company for any reason other than Death, Disability or Retirement, any Option held by such Employee may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after one year after such termination, or the expiration of the stated term of the Option, whichever period is the shorter. Options that are not exercisable at the time of such termination of Service shall expire at the close of business on the date of such termination. In the event an Employee’s Service with the Company is terminated for Cause, all unexercised Options granted to such Employee shall immediately terminate. In the event that the Employee shall forfeit rights to purchase all or a portion of the shares to which this Option relates, the Employee shall, within 10 days of the date of the Company’s written request, return this Agreement to the Company for cancellation.

2.5 Change in Control. Notwithstanding any other provisions as outlined in the Plan, and unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, upon a Change in Control any and all outstanding Options will become immediately exercisable, after a Change in Control and upon the Employee’s termination for any reason other than cause after a Change in Control, and will remain exercisable throughout their entire term.

3. Additional Terms and Conditions of Option.

3.1 Withholding Taxes. As a condition precedent to any exercise of the Option, the Employee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required to withhold, under all applicable federal, state or local laws or regulations. The employee will recognize ordinary income at the time of exercise in an amount equal to the excess, if any, of the fair market value of a share of Common Stock at the time of exercise over the option price, multiplied by the number of shares as to which the option is exercised. The Employee may elect, by written notice to the Company, to satisfy part or all of the withholding tax requirements associated with the exercise by delivering to the Company from shares of Stock already owned by the Employee, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Employee under this Section 3.1. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

3.2 Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Employee hereby acknowledges receipt of a copy of the Plan.

PLATO LEARNING, INC.

By:

[Company Executive]

Accepted this      day of

     , 200

[Name of Optionee]

FORM OF NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

PLATO LEARNING, INC.
NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

PLATO Learning, Inc., a Delaware corporation (the “Company”), hereby grants to [Name of Non-Employee Director] (the “Non-Employee Director”) on this [day] day of [month], [year] (the “Option Date”), pursuant to the provisions of the PLATO Learning, Inc. 2006 Stock Incentive Plan (the “Plan”), a non-qualified stock option (the “Option”) to purchase from the Company [shares] shares of its Common Stock, $.01 par value (“Stock”), at the price of [$price] per share upon and subject to the terms and conditions set forth below.

1. Option Subject to Acceptance of Agreement.

The Option shall be forfeited unless the Non-Employee Director shall accept this Agreement by executing it in the space provided below and return it to the Company within 60 days following the Option Date.

2. Time and Manner of Exercise of Option.

2.1 Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after 5:00 p.m., Minneapolis time, on the date, which is eight (8) years after the Option Date (the “Expiration Date”).

2.2 Exercise of Option. Except as otherwise provided in the Plan, the Option shall be immediately exercisable with respect to 100% of the shares subject to the Option.

2.3 Method of Exercise. Subject to the limitations set forth in this Agreement, the Option may be exercised (i) by giving written notice to the Secretary of the Company or the Secretary’s designee, specifying the number of whole shares to be purchased and accompanied by the payment therefore in full in cash or, if permitted by the Compensation Committee, (A) in previously owned whole shares of Stock (for which the Non-Employee Director has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (B) in cash by a broker-dealer to whom the Non-Employee Director has submitted an irrevocable notice of exercise, or (C) a combination of cash and Stock as described in this Section; and (ii) by executing such documents as the Company may reasonably request. No shares shall be issued until the full purchase price and all applicable taxes have been paid.

2.4 Termination of Option. In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate on its Expiration Date, or earlier to the extent not exercised pursuant to Section 2.2 and pursuant to Section 6.10 of the Plan. Upon termination of such Non-Employee Director’s service as a Director of the Company after the Non-Employee Director has served more than five years on the Board of the Company, the unexercised portion of an Option held by such Non-Employee Director shall be exercisable through the original term of the option. Upon termination of such Director’s service as a Director of the Company before the Non-Employee Director has served more than five years on the Board of Directors, the unexercised portion of an Option held by such Director shall be exercisable for a period of one-year after termination. A director year starts as of the annual meeting date and ends the day before the next year’s annual meeting date. In the event that the Non-Employee Director shall forfeit rights to purchase all or a portion of the shares to which this Option relates, the Non-Employee Director shall, within 10 days of the date of the Company’s written request, return this Agreement to the Company for cancellation.

2.5 Change in Control. Notwithstanding any other provisions as outlined in the Plan, and unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, upon a Change in Control and upon the Non-Employee Director’s termination for any reason other than cause after a Change in Control, any and all outstanding Options will remain exercisable throughout their entire term.

3. Additional Terms and Conditions of Option.

3.1 Withholding Taxes. As a condition precedent to any exercise of the Option, the Non-Employee Director shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required to withhold, under all applicable federal, state or local laws or regulations. The Non-Employee Director will recognize ordinary income at the time of exercise in an amount equal to the excess, if any, of the fair market value of a share of Common Stock at the time of exercise over the option price, multiplied by the number of shares as to which the option is exercised. The Non-Employee Director may elect, by written notice to the Company, to satisfy part or all of the withholding tax requirements associated with the exercise by delivering to the Company from shares of Stock already owned by the Non-Employee Director, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Non-Employee Director under this Section 3.1. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

3.2 Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Non-Employee Director hereby acknowledges receipt of a copy of the Plan.

PLATO LEARNING, INC.

By:

[Company Executive]

Accepted this      day of

     , 200

[Non-Employee Director]

FORM OF NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AGREEMENT

PLATO LEARNING, INC.
NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AGREEMENT

PLATO Learning, Inc., a Delaware corporation (the “Company”), hereby grants to [Name of Non-Employee Director] (the “Non-Employee Director”) on this [day] day of [month], [year] (the “Option Date”), pursuant to the provisions of the PLATO Learning, Inc. 2006 Stock Incentive Plan (the “Plan”), [shares] shares of Restricted Stock of the Company’s Common Stock, $.01 par value (“Restricted Stock”), with a fair market value of [$price] per share on the Date of Issuance, upon and subject to the terms and conditions set forth below.

1. Restricted Stock Subject to Acceptance of Agreement. The Restricted Stock shall be forfeited unless the Non-Employee Director shall accept this Agreement by executing it in the space provided below and return it to the Company within 60 days following the Restricted Stock Date. The Restricted Stock shall be issued upon acceptance hereof by the Non-Employee Director and upon satisfaction of the conditions of this Agreement.

2. Lapse of Forfeiture Restrictions. The Restricted Stock is immediately vested, but may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of until the earlier of (i) the Non-Employee Director’s death, (ii) the Non-Employee Director’s disability as determined by the Company, (iii) five years from the date of grant, (iv) the Non-Employee Director’s retirement from the Board of Directors, (v) the Non-Employee Director’s resignation from the Board Directors, or (vi) the occurrence of a Change-in-Control (as such terms are defined in the Plan).

3. Stock. A certificate or shares in book entry evidencing the Restricted Stock shall be issued by the Company in the Non-Employee Director’s name, pursuant to which Non-Employee Director shall have voting rights and shall be entitled to receive all dividends unless and until the Restricted Stock are forfeited pursuant to the provisions of this Agreement. The certificate or shares in book entry shall bear a legend evidencing the nature of the Restricted Stock, and the Company will cause the certificate to be delivered upon issuance to the Secretary of the Company or to such other depository as may be designated by the Company as a depository for safekeeping until the forfeiture occurs or the Forfeiture Restrictions lapse pursuant to the terms of the Plan and this award. The Non-Employee Director shall deliver to the Company a stock power, endorsed in blank, relating to the Restricted Stock then subject to the Forfeiture Restrictions. Upon the lapse of the Forfeiture Restrictions without forfeiture, the Company shall cause a new certificate or certificates or shares in book entry form to be issued without legend in the name of the Non-Employee Director for the shares upon which Forfeiture Restrictions lapsed. Notwithstanding any other provisions of this Agreement, the issuance or delivery of any shares of Stock (whether subject to restrictions or unrestricted) may be postponed for such period as may be required to comply with applicable requirements of any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such shares. The Company shall not be obligated to issue or deliver any shares of Stock if the issuance or delivery thereof shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

4. Tax Consequences. The Non-Employee Director has reviewed with the Non-Employee Director’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Non-Employee Director is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Non-Employee Director understands that the Non-Employee Director (and not the Company) shall be responsible for the Non-Employee Director’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. As a condition precedent to the issuance of Restricted Stock, the Non-Employee Director shall, upon request by the Company, deliver to the Company at the time of such receipt or lapse, as the case may be, such amount of money or shares of unrestricted stock as the Company may require to meet its withholding obligation under applicable tax laws or regulations, and, if the Non-Employee Director fails to do so, the Company is authorized to withhold from any cash or stock remuneration then or thereafter payable to Non-Employee Director any tax required to be withheld by reason of such resulting compensation income.

5. Status of Restricted Stock. The Non-Employee Director agrees that the Restricted Stock will not be sold or otherwise disposed of in any manner, which would constitute a violation of any applicable federal or state securities laws. Non-Employee Director also agrees (i) that the certificates representing the Restricted Stock may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the Restricted Stock on the stock transfer records of the Company if such proposed transfer would be in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Restricted Stock.

6. Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Non-Employee Director hereby acknowledges receipt of a copy of the Plan.

PLATO LEARNING, INC.

By:

[Company Executive]

Accepted this      day of

     , 200

[Non-Employee Director]